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                                  EXHIBIT 10.19

                                  OFFICE LEASE

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                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                GUARANTY OF LEASE


         WHEREAS, Internet Exchange International, Inc., a California Corporation, (hereinafter "Lessor"), and thehealthchannel.com, Inc., a Delaware Corporation, (hereinafter "Lessee"), are about to execute a document entitled "Lease" dated March 30, 2000 concerning the premises commonly known as 260 Newport Center Drive, Suite 250 and Suite 260, herein Lessor will lease the premises to Lessee; and

         WHEREAS, Thomas P. Lonergan, (hereinafter "Guarantor") has a financial interest in Lessee; and

         WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guaranty of Lease.

         NOW, THEREFORE, in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rents and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

         It is specifically agreed that the terms of the foregoing Lease may be modified by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall guarantee the performance of said Lease as so modified.

         This Guaranty shall not be released, modified or affected by the failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

         No notice of default need be given to Guarantors, it being specifically agreed that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed immediately against Lessee and/or against Guarantors following any breach or default by Lessee after the enforcement of any rights which Lessor may have as against Lessee under the terms of the Lease or at law or in equity.

         Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.

         Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations


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relating to this Guaranty or the Lease, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default, any security deposit or other security it may hold under the Lease,
(f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.

         Guarantors do hereby subrogate all existing or future indebtedness of Lessee to Guarantors to the obligations owed to Lessor under the Lease and this Guaranty.

         If a Guarantor is married, such Guarantor expressly agrees that recourse may be had against his or her separate property for all of the obligations hereunder.

         The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same.

         The term "Lessor" refers to and means the Lessor named in the Lease and also Lessor's successors and assigns. So long as Lessor's interest in the Lease, the leased premises or the rents, issues and profits therefrom, are subject to any mortgage or deed of trust or assignment of security, no acquisition by Guarantors of the Lessor's interest shall affect the continuing obligation of Guarantors under this Guaranty which all nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed, trust or assignment and their successors and assigns.

         The term "Lessee" refers to and means the Lessee named in the Lease and also Lessee's successors and assigns.

         In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the successful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.


         IF THIS FORM HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS FORM OR THE TRANSACTION RELATING THERETO.

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                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE

Parties. This Sublease, dated, for reference purposes only, March 30, 2000, is made by and between Internet Exchange International, Inc., a California Corporation ("Sublessor") and thehealthchannel.com, Inc., a Delaware Corporation ("Sublessee").

Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 260 Newport Center Drive, Suite 250 and Suite 260 located in the County of Orange, State of California and generally described as 1,284 square feet ("Premises").

Term.

Term. The term of this Sublease shall be for approximately 16 months commencing on April 8, 2000 and ending on July 31, 2001 unless sooner terminated pursuant to any provision hereof.

Delay in Commencement. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph
3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

Rent.

Base Rent. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $3,852.00 in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $2,953.00 as Base Rent for April (April 8th - April 30th). The rental rate is broken down as follows: Base rent and monthly purchase of furniture and equipment. (See item 14.) Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $3,852.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

Use.

Agreed Use. The Premises shall be used and occupied only for general office use and for no other purpose.


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Compliance. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, or in the event that the Applicable Requirements are hereafter changed, the rights and obligations of Sublessor and Sublessee shall be as provided in Paragraph 2.3 of the Master Lease (as modified by Paragraph
7.3 of this Sublease.)

Acceptance of Premises and Lessee.  Sublessee acknowledges that:

                  (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable requirements), and their suitability for Sublessee's intended use,

                  (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all

Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used, it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used, it shall be deemed to mean the Sublessee herein.

During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom:

The obligations that Sublessee has assumed under Paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations." The obligations that Sublessee has not assumed under Paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations."

Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

Assignment of Sublease and Default.


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Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject, however, to the provisions of Paragraph 8.2 hereof.

Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

Consent of Master Lessor.

In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor, then this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

In the event that Master Lessor does give such consent then:

                  (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

                  (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                  (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

                  (d) In the event of any Default or Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.


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                  (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

                  (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.

Any fee due from Sublessor Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

ADDITIONAL PROVISIONS. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. if there are additional provisions, place the same here.]

Sublessee shall accept the suite in an "as is" condition and be responsible for door and directory signage costs subject to the provision in the Lease document.

Rent shall be as follows: $2,334.00 monthly until July 31, 2000. Commencing August 1, 2000 rent shall


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increase to $2,413.00 monthly until the end of the lease term. The remainder rent shall be the amortized acquisition of furniture and equipment. (See attached inventory list.)

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES, SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.



Executed at:
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on:                                    By
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Address:                               By
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-------------------------------------  "Sublessor" (Corporate Seal)






Executed at:
            -------------------------  ---------------------------------------

on:                                    By
   ----------------------------------    -------------------------------------

Address:                               By
        -----------------------------    -------------------------------------

-------------------------------------  "Sublessor" (Corporate Seal)